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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    November 20, 1998

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                       PROLONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                 000-22803                74-2234246
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(State or Other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)          File Number)          Identification No.)


      6 Thomas, Irvine, California                           92618
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(Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code    (949) 587-2700


                         -----------------------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


                            Exhibit Index on Page 5
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Item 2.  Acquisition Or Disposition Of Assets

     On November 20, 1998, pursuant to the terms of an Agreement and Plan of Reorganization dated February 5, 1998, as amended on June 29, 1998 (the "Agreement"), Prolong International Corporation, a Nevada corporation (the "Company"), acquired from EPL Pro-Long, Inc., a California corporation ("EPL"), substantially all of EPL's assets (the "Assets") and assumed certain of its liabilities. The Assets consist primarily of the intellectual property of EPL relating to a patented extreme pressure lubricant additive for use in metal lubrication, commonly referred to as anti-friction metal treatment ("AFMT"). Prior to the acquisition, the Company, through its wholly-owned operating subsidiary Prolong Super Lubricants, Inc. ("PSL"), held an exclusive, worldwide license from EPL to manufacture, sell and distribute lubrication products based on AFMT.

     In exchange for EPL's Assets, the Company issued 2,981,035 shares of its common stock (the "Shares") to EPL. The Shares were issued pursuant to an effective registration statement on Form S-4. The amount and nature of the consideration were determined by arms-length negotiations between the parties.
A copy of the Agreement and the amendment to the Agreement are incorporated by reference to Exhibits 2.2 and 2.3, respectively, of the registration statement on Form S-4. A copy of the press release issued by the Company concerning this acquisition is attached hereto as Exhibit 99.1. The Agreement, the amendment to the Agreement and the press release are incorporated herein by this reference.

     On or about November 17, 1998, Michael Walczak et al., on behalf of themselves and other similarly situated shareholders of EPL, filed a class action in the U.S. District Court in San Diego, California (the "Court") against the Company, PSL, EPL and their respective former and current officers and directors. The plaintiffs allege breach of contract, fraud, civil RICO, breach of fiduciary duty and conversion, and seek monetary damages. On November 25, 1998, the Court granted a temporary restraining order without a hearing in connection with such action. A hearing on whether a preliminary injunction should be issued is scheduled for December 14, 1998. The plaintiffs in the action are allegedly current EPL shareholders that hold less than two percent (2%) of the outstanding shares of EPL's common stock, in the aggregate. The plaintiffs in the application for the preliminary injunction seek to rescind the sale of the Assets to the Company and to prevent the dissolution of EPL. The Company and PSL and their respective current officers and directors believe that there is no merit to the plaintiffs' claims as to any of the defendants and plan to vigorously defend against such claims.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

     (a) Financial Statements of Business Acquired.  The following financial
         -----------------------------------------
statements of EPL are attached hereto as Exhibit 99.2:


         -- Unaudited Balance Sheets as of September 30, 1998, and April 30, 1998, 1997 and 1996.
         -- Unaudited Statements of Operations and Retained Deficit for the Five Months Ended September 30, 1998 and 1997.
         -- Unaudited Statements of Operations and Retained Deficit for the Eight Months Ended December 31, 1997 and 1996.
         -- Unaudited Statements of Operations and Retained Deficit for the Years Ended April 30, 1998, 1997, 1996 and 1995.

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         --   Unaudited Statements of Cash Flows for the Five Months Ended
              September 30, 1998 and 1997.
         --   Unaudited Statements of Cash Flows for the Years Ended April 30,
              1998, 1997, 1996 and 1995.
         --   Notes to Unaudited Financial Statements.

     (b) Pro Forma Financial Information.  The following pro forma financial
         -------------------------------
information is attached hereto as Exhibit 99.3:

         --   Unaudited Pro Forma Combined Condensed Balance Sheet as of
              September 30, 1998.
         --   Notes to Combined Condensed Balance Sheet.
         --   Pro Forma Combined Condensed Statements of Operations for the Nine
              Months Ended September 30, 1998.
         --   Pro Forma Combined Condensed Statements of Operations for the
              Fiscal Year Ended December 31, 1997.
         --   Notes to Combined Condensed Statements of Operations

     (c) Exhibits.
         --------

Exhibit
Number
-------

2.2 Agreement and Plan of Reorganization, dated as of February 5, 1998, by and among the Company and EPL Pro-Long, Inc., including the following exhibits: (i) Form of Employee Invention and Confidentiality Agreement,
         (ii) Form of Rule 145 Agreement, (iii) Form of Confidentiality Agreement, (iv) Form of Transfer Restriction, (v) Form of Amendment to Exclusive License Agreement, and (vi) Form of Cancellation Agreement (incorporated by reference to the same numbered Exhibit to the Company's Registration Statement on Form S-4 filed May 4, 1998).

2.3 Amendment to Agreement and Plan of Reorganization, dated as of June 29, 1998, by and among the Company and EPL Pro-Long, Inc. (incorporated by reference to the same numbered Exhibit to the Company's Registration Statement on Form S-4 filed May 4, 1998).

99.1     Press Release dated November 23, 1998.

99.2     Financial Statements of the Business described in Item 7(a) above.

99.3     Pro Forma Financial Statements described in Item 7(b) above.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROLONG INTERNATIONAL CORPORATION


Date:  December 7, 1998                  By:    /s/ Nicholas Rosier
                                            --------------------------------
                                             Nicholas Rosier
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                            Sequentially
Number                         Description                         Numbered Page
-------                        -----------                         -------------


2.2      Agreement and Plan of Reorganization, dated as of
         February 5, 1998, by and among the Company and EPL
         Pro-Long, Inc., including the following exhibits:
         (i) Form of Employee Invention and Confidentiality
         Agreement, (ii) Form of Rule 145 Agreement, (iii) Form
         of Confidentiality Agreement, (iv) Form of Transfer
         Restriction, (v) Form of Amendment to Exclusive License
         Agreement, and (vi) Form of Cancellation Agreement
         (incorporated by reference to the same numbered Exhibit
         to the Company's Registration Statement on Form S-4
         filed May 4, 1998).                                            ---

2.3      Amendment to Agreement and Plan of Reorganization, dated
         as of June 29, 1998, by and among the Company and EPL
         Pro-Long, Inc. (incorporated by reference to the same
         numbered Exhibit to the Company's Registration Statement
         on Form S-4 filed May 4, 1998).                                ---

99.1     Press Release dated November 23, 1998.                           6

99.2     Financial Statements of the Business described in Item
         7(a) above.                                                      7

99.3     Pro Forma Financial Statements described in Item 7(b)
         above.                                                          17

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